All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

Preliminary Structural and Collateral Term Sheet

March 10, 2005

[GOLMAN SACHS LOGO]	$820,111,000 (approximate) of Offered Certificates GS Mortgage Securities Corp., Depositor GSR Mortgage Loan Trust 2005-AR2 Mortgage Pass-Through Certificates, Series 2005-AR2

Description of the Offered Certificates

Certificates	Group	Product Type	Approximate Certificate Balance ($)(1)	Expected Ratings (Moody’s and S&P)	Expected Credit Enhancement Percentage (%)(2))	Initial Coupon (%)(3)	Estimated Avg. Life (yrs) CPB/YTC (4)	Estimated Avg. Life (yrs) MAT(5)	Principal Payment Window CPB/YTC(4)	Principal Payment Window MAT(5)	Pricing Speed
1A1	1	3/1	248,648,000	Aaa/AAA	4.35	4.684	1.85	3.27	04/05-01/08	04/05-01/35	25 CPR
2A1	2	5/1	201,288,000	Aaa/AAA	4.35	4.883	2.52	3.29	04/05-02/10	04/05-02/35	25 CPR
3A1	3	7/1	41,579,000	Aaa/AAA	4.35	5.034	2.89	3.31	04/05-01/12	04/05-01/35	25 CPR
4A1	4	10/1	130,727,000	Aaa/AAA	4.35	5.357	3.16	3.33	04/05-02/15	04/05-02/35	25 CPR
5A1	5	Seasoned	174,828,000	Aaa/AAA	1.70	5.362	1.07	1.08	04/05-03/10	04/05-09/29	60 CPR
1B1	1, 2, 3, 4	3,5,7,10/1	9,759,000	Aa2/AA	2.85	4.913	4.00	6.00	04/05-02/15	04/05-02/35	25 CPR
1B2	1, 2, 3, 4	3,5,7,10/1	6,830,000	A2/A+	1.80	4.913	4.00	6.00	04/05-02/15	04/05-02/35	25 CPR
1B3	1, 2, 3, 4	3,5,7,10/1	4,229,000	Baa2/BBB+	1.15	4.913	4.00	6.00	04/05-02/15	04/05-02/35	25 CPR
2B1	5	Seasoned	1,067,000	Aa2/AA+	1.10	5.362	2.53	2.60	04/05-03/10	04/05-11/29	60 CPR
2B2	5	Seasoned	801,000	A2/AA	0.65	5.362	2.53	2.60	04/05-03/10	04/05-11/29	60 CPR
2B3	5	Seasoned	355,000	Baa2/A+	0.45	5.362	2.53	2.60	04/05-03/10	04/05-11/29	60 CPR

1.

The Certificate Sizes are approximate, based on projected March 1, 2005 balances of the Mortgage Loans, and are subject to a +/- 5% variance.

2.

The Credit Enhancement percentages are preliminary and are subject to change based upon the final Mortgage Loan pool as of the Cut-Off Date and rating agency analysis.

3.

The Pass-Through Rate for the Senior Certificates will equal the weighted average of the net rates of the respective Group of Mortgage Loans.  For the Class 1B1, 1B2, and 1B3 Subordinate certificates, the Pass-Through Rate will equal the weighted average of the net rates of the Group 1, Group 2, Group 3 and Group 4 Mortgage Loans. For the Class 2B1, 2B2, and 2B3 Subordinate certificates, the Pass-Through Rate will equal the weighted average of the net rates of the Seasoned Group of mortgage loan groups.

4.

Average Life and Payment Windows are calculated based upon a prepayment speed of 25 CPR to the reset date (CPB) for  the Class 1A1, 2A1, 3A1, 4A1, 1B1, 1B2, and 1B3 Certificates and 60 CPR to the call date for the Class 5A1, 2B1, 2B2, and 2B3 Certificates. CPB implies that prepayment in full is individually applied to each hypothetical mortgage loan at its next reset date.

5.

Average Life and Payment Windows are calculated based upon the applicable prepayment speeds to the maturity date.

Preliminary Collateral Description(1)

Group	Group 1 3/1 Hybrids	Group 2 5/1 Hybrids	Group 3 7/1 Hybrids	Group 4 10/1 Hybrids	Hybrid Group Total	Group 5 Seasoned
Aggregate Principal Balance	$265,261,416	$214,737,671	$44,356,848	$139,462,260	$663,818,195	$181,481,891
Average Loan Balance	$526,312	$508,857	$534,420	$581,093	$531,480	$486,547
Number of Loans	504	422	83	240	1,249	373
Weighted Average Months to Roll	34	58	82	119	63	28
Weighted Average Age	2	2	2	1	2	32
Weighted Average Term to Maturity	358	358	358	359	358	328
Gross WAC	4.944%	5.155%	5.284%	5.607%	5.174%	5.707%
Weighted Average Expense Rate before reset	0.260%	0.273%	0.250%	0.250%	0.261%	0.346%
Weighted Average Expense Rate after reset	0.295%	0.273%	0.250%	0.348%	0.296%	0.346%
Net WAC	4.684%	4.883%	5.034%	5.357%	4.913%	5.362%
Initial Cap	2.075%	5.000%	5.000%	5.003%	3.832%	4.530%
Periodic Cap	1.964%	1.946%	2.000%	2.000%	1.968%	2.000%
Lifetime Cap	6.000%	5.180%	5.000%	5.004%	5.459%	5.022%
Minimum Coupon	3.500%	3.875%	4.750%	4.125%	3.500%	3.500%
Maximum Coupon	6.250%	6.375%	6.000%	6.500%	6.500%	8.250%
WA Maximum Lifetime Interest Rate	10.944%	10.335%	10.284%	10.611%	10.633%	10.774%
WA Gross Margin	2.299%	2.348%	2.255%	2.250%	2.302%	2.487%
WA Net Margin	2.004%	2.076%	2.005%	1.902%	2.006%	2.141%
One-Year LIBOR Indexed Percent	98%	99%	100%	100%	99%	52%
One-Year CMT Indexed Percent	2%	1%	0%	0%	1%	48%
WA FICO	732	736	749	748	738	735
WA Current Loan-to-Value Ratio	73%	73%	70%	70%	72%	66%
WA Original Loan-to-Value Ratio	73%	73%	70%	70%	72%	69%
Interest Only Percent	85%	79%	82%	84%	82%	23%
Cash Out Refinance Percent	13%	18%	11%	10%	14%	18%
California Percent	44%	41%	18%	62%	45%	42%
Primary Residence Percent	95%	94%	99%	96%	95%	96%
Single Family and PUD Percent	94%	92%	93%	92%	93%	91%
Single Largest Zip Code Percent	1%	2%	4%	2%	1%	1%
Largest Individual Loan Balance	$1,500,000	$1,425,000	$1,000,000	$1,500,000	$1,500,000	$2,000,000

(1)

Using February 1, 2005 scheduled balances

Time Table

Cut-Off Date:

March 1, 2005

Settlement Date:

March 31, 2005

Distribution Date:

25th of each month or the next business day

First Distribution Date:

April 25, 2005

Features of the Transaction

[ ]

Offering consists of certificates totaling approximately $820,111,000 of which $797,070,000 are expected to be rated AAA/Aaa by S&P and Moody’s. $10,826,000 are expected to be rated AA and Aa2, $7,631,000 are expected to be rated A and A2 and $4,584,000 are expected to be rated BBB and Baa2 by S&P or Moody’s.

[ ]

The expected amount of credit support for the Class 1A1, 2A1, 3A1, and 4A1 senior certificates will be approximately 4.35% (+/- 0.50%), and for the Class 5A1 senior certificates will be approximately 1.70% (+/- 0.50%).

[ ]

All collateral consists of 3-Year, 5-Year, 7-Year, 10-Year and Seasoned hybrid adjustable rate mortgage loans with 100% set to mature within 30 years of the date of origination, secured by first liens on one- to four-family residential properties and originated or acquired by ABN Amro Mortgage Group Inc, Bank of America N.A., Countrywide Home Loans, Inc., Wells Fargo Bank, N.A, National City Mortgage Co., and Indy Mac Bank, F.S.B.

Structure of the Certificates

As the mortgagors make scheduled principal payments and prepayments on the mortgage loans in each loan group, that principal is distributed to the holders of the senior certificates related to the respective loan group. The subordinate certificates will receive principal payments only from the related collateral groups, but will be entitled to principal prepayments only subject to the conditions as described in the shifting interest section below. Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class 1B1, Class 1B2, and Class 1B3 Certificates (the “Hybrid Group Senior Subordinate Certificates”) and the Class 1B4, Class 1B5, and Class 1B6 Certificates (the “Hybrid Group Junior Subordinate Certificates”, not offered hereby, and together with the Hybrid Group Senior Subordinate Certificates, the “Hybrid Group Subordinate Certificates”) will be subordinate in the right to receive payments of principal and interest with respect to the Senior Certificates for their collateral groups (Group 1, Group 2, Group 3, and Group 4) and, therefore, provide credit protection to the Class 1A1 Certificates (the “Group 1 Senior Certificates”), the Class 2A1 Certificates (the “Group 2 Senior Certificates”), the Class 3A1 Certificates (the “Group 3 Senior Certificates”), and the Class 4A1 Certificates (the “Group 4 Senior Certificates”). The Group 1, Group 2, Group 3 and Group 4 Senior Certificates will be called the “Hybrid Group Senior Certificates” and together with the Hybrid Group Subordinate Certificates, the “Hybrid Group” Certificates. The Class 2B1, Class 2B2, and Class 2B3 Certificates (the “Seasoned Group Senior Subordinate Certificates”) and the Class 2B4, Class 2B5, and Class 2B6 Certificates (the “Seasoned Group Junior Subordinate Certificates”, not offered hereby, and together with the Seasoned Group Senior Subordinate Certificates, the “Seasoned Group Subordinate Certificates”) will be subordinate in the right to receive payments of principal and interest with respect to the Class 5A1 Senior Certificates (also called the “Seasoned Group Senior Certificate”) and, therefore, provide credit protection to the Class 5A1 Certificate. The Seasoned Group Senior and Subordinate certificates will collectively be called the “Seasoned Group” Certificates. If on any distribution date there is a shortfall in the funds needed to make all payments to certificate-holders, the Senior Certificates will receive distributions of interest and principal before the Subordinate Certificates are entitled to receive distributions of interest or principal from their respective collateral groups, and the related subordinate certificates will receive distributions in order of their numerical class designations.

There will be no cross-collateralization between the Hybrid Group Certificates and the Seasoned Group Certificates and therefore the Hybrid Group Subordinate Certificates will not provide credit support for the Seasoned Group Senior Certificates and the Seasoned Group Subordinate Certificates will not provide credit support for the Hybrid Group Senior Certificates.

Shifting Interest on the Hybrid Group and Seasoned Group Certificates

Unless the aggregate class principal balance of the Hybrid Group or Seasoned Group subordinate certificates has reached a certain level relative to the Hybrid Group or Seasoned Group Senior Certificates respectively, or the delinquencies or losses on the Hybrid Group or Seasoned Group mortgage loans, separately, exceed certain limits, the related Hybrid Group and Seasoned Group Senior Certificates will, in the aggregate, generally receive their pro rata share of all scheduled principal payments and 100% of all principal prepayments on the mortgage loans in the related collateral group until the 7th anniversary of the closing date (i.e., the distribution date in March 2012).  Thereafter, the Hybrid Group Senior Certificates and Seasoned Group Senior Certificates will generally receive their share of scheduled principal payments and a decreasing share of principal prepayments. This will result in a faster rate of return of principal to the Hybrid Group and Seasoned Group Senior Certificates than would occur if those senior certificates and the related subordinate certificates received all payments pro rata, and increases the likelihood that holders of the senior certificates will be paid the full amount of principal to which they are entitled.  The prepayment percentages on the Hybrid Group and Seasoned Group Subordinate Certificates are as follows:

Distribution Date	Percentage
April 2005 – March 2012	0%
April 2012 – March 2013	30%
April 2013 – March 2014	40%
April 2014 – March 2015	60%
April 2015 – March 2016	80%
April 2016 and after	100%

If before the Distribution Date in April 2008 the credit support to the related Hybrid Group Senior Certificates or Seasoned Group Senior Certificates respectively is greater than or equal to two times the original credit support percentage, then the related Hybrid Group or Seasoned Group Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayments principal prepayments subject to certain loss and delinquency criteria. If on or after the Distribution Date in April 2008 the credit support is greater than or equal to two times the original credit support percentage, then the related Subordinate Certificates would be entitled to 100% of their pro rata share of the principal prepayment.

Priority of Distributions for the Hybrid Group Certificates

1.

Payment of accrued and unpaid interest, pro rata, to the holders of the Senior Hybrid Group Certificates;

2.

Payment of principal to the holders of the related Senior Hybrid Group Certificates in an amount equal to the related group’s senior principal distribution amount;

3.

Payment of interest and principal sequentially to the Subordinate Hybrid Group Certificates in order of their numerical class designations, beginning with the Class 1B1 Certificates, so that each Subordinate Class shall receive the weighted average Net Mortgage Rate of the Mortgage Loans in the related group of mortgage loans.

Priority of Distributions for the Seasoned Group Certificates

1.

Payment of accrued and unpaid interest, pro rata, to the holders of the Senior Seasoned Group Certificates;

2.

Payment of principal to the holders of the related Senior Seasoned Group Certificates in an amount equal to the related group’s senior principal distribution amount;

3.

Payment of interest and principal sequentially to the Subordinate Seasoned Group Certificates in order of their numerical class designations, beginning with the Class 1B2 Certificates, so that each Subordinate Class shall receive the weighted average Net Mortgage Rate of the Mortgage Loans in the related group of mortgage loans.

Allocation of Realized Losses

Losses on the mortgage loans with respect to the Hybrid Groups (Group 1, Group 2, Group 3 or Group 4) realized during any calendar month will be allocated on each Distribution Date to reduce the Class Principal Balances of the Hybrid Group Subordinate Certificates in reverse numerical order, in each case until the Class Principal Balance of each such class has been reduced to zero. If the Class Principal Balances of all of the Hybrid Group Subordinate Certificates have been reduced to zero, further realized losses on the mortgage loans would be allocated pro rata to the Hybrid Group Senior Certificates related to the Loan Group in which such realized losses occurred based on their outstanding Class Principal Balances, in each case until the Class Principal Balance of such class of certificates has been reduced to zero.  Losses on the mortgage loans with respect to the Seasoned Group (Group 5) realized during any calendar month will be allocated on each Distribution Date to reduce the Class Principal Balances of the Seasoned Group Subordinate Certificates in reverse numerical order, in each case until the Class Principal Balance of each such class has been reduced to zero.  If the Class Principal Balances of all of the Seasoned Group Subordinate Certificates have been reduced to zero, further realized losses on the mortgage loans would be allocated pro rata to the Seasoned Group Senior Certificates, until the Class Principal Balance of such class of certificates has been reduced to zero.  The Hybrid Group Subordinate Certificates will not provide credit support for the Seasoned Group Senior Certificates and the Seasoned Group Subordinate Certificates will not provide credit support for the Hybrid Group Senior Certificates.

Key Terms

Issuer:	GSR Mortgage Loan Trust 2005-AR2
Depositor:	GS Mortgage Securities Corp
Originators:	ABN Amro Mortgage Group Inc, Bank of America, N.A., Countrywide Home Loans, Inc., Wells Fargo Bank, N.A, National City Mortgage Co., IndyMac Bank, F.S.B.
Servicers:	ABN Amro Mortgage Group Inc, Bank of America, N.A., Countrywide Home Loans, Inc., Wells Fargo Bank, N.A, National City Mortgage Co., IndyMac Bank, F.S.B.
Master-Servicer:	Wells Fargo Bank, N.A.
Securities Administrator:	Wells Fargo Bank, N.A.
Trustee:	U.S. Bank, N.A.
Rating Agencies:	Two of Moody’s, S&P and/or Fitch.
Type of Issuance:	Public for all the Offered Certificates
Servicer Advancing:

To the extent requested by the rating agencies, the servicers are obligated to advance delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Compensating Interest:

With respect to National City, the servicer is required to cover interest shortfalls as a result of full prepayments to the extent of the aggregate servicing compensation. With respect to ABN Amro, Bank of America, Countrywide, Wells Fargo, and Indymac, the servicer is required to cover interest shortfalls as a result of full prepayment to the extent of one-half of their aggregate servicing compensation.

Interest Accrual:	On a 30/360 basis; the accrual period for the Certificates is the calendar month preceding the month of each Distribution Date.
Group 1 Mortgage Loans:

The Group 1 first lien Mortgage Loans consist of approximately 98% One-Year LIBOR and 2% One-Year CMT indexed 3-Year Hybrid ARMS secured by one-to-four family residential properties. Approximately 85% of the Group 1 Mortgage Loans require only the payment of interest for 3 years after the origination date. The mortgage interest rates adjust yearly. The mortgage interest rates will be indexed to One-Year LIBOR or to One-Year CMT and will adjust to that index plus a certain number of basis points (the “Gross Margin”).[1] All the Group 1 Mortgage Loans have Periodic Interest Rate Caps of 2.075% for the first adjustment date and 1.964% for every adjustment date thereafter on a weighted average basis. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6.000% over the initial mortgage interest rate.(2)

Group 2 Mortgage Loans:

The Group 2 first lien Mortgage Loans consist of 99% One-Year LIBOR and 1% of One-Year CMT Indexed 5-Year Hybrid ARMS secured by one-to-four family residential properties. Approximately 79% of the Group 2 Mortgage Loans require only the payment of interest for 5 years after the origination date. The mortgage interest rates adjust annually. The mortgage interest rates will be indexed to One-Year LIBOR or to One-Year CMT and will adjust to that index plus a certain number of basis points (the “Gross Margin”).(1) All the Group 2 Mortgage Loans have Periodic Interest Rate Caps of 5.000% for the first adjustment date and 1.946% for every adjustment date thereafter on a weighted average basis. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5.180% over the initial mortgage interest rate, on a weighted average basis.(2)

Group 3 Mortgage Loans:

The Group 3 first lien Mortgage Loans consist of 100% One-Year LIBOR Indexed 7-Year Hybrid ARMS secured by one-to-four family residential properties. Approximately 82% of the Group 3 Mortgage Loans require only the payment of interest for 7 years after the origination date. The mortgage interest rates adjust annually. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the “Gross Margin”).(1) All the Group 3 Mortgage Loans have Periodic Interest Rate Caps of 5.000% for the first adjustment date and 2.000% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5.000% over the initial mortgage interest rate.(2)

(1) The One-Month LIBOR will be calculated using the arithmetic mean of the London Interbank offered rate quotations for One-Month U.S. dollar-denominated deposits as published in The Wall Street Journal. The Six Month-LIBOR will be calculated using the arithmetic mean of the London Interbank offered rate quotations for Six-Month U.S. dollar-denominated deposits as published in The Wall Street Journal. The One Year-LIBOR will be calculated using the arithmetic mean of the London Interbank offered rate quotations for One-Year U.S. dollar-denominated deposits as published in The Wall Street Journal. The One-Year CMT loan index will be determined based on the average weekly yield on U.S. Treasury securities during the last full week occurring in the month which occurs one month prior to the applicable bond reset date, as published in Federal Reserve Statistical Release H. 15(519), as applicable, and annually thereafter.

(2) None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin. None  of the Mortgage Loans have a prepayment fee as of the date of origination.

Group 4 Mortgage Loans:

The Group 4 first lien Mortgage Loans consist of 100% One-Year LIBOR Indexed 10-Year Hybrid ARMS secured by one-to-four family residential properties. Approximately 84% of the Group 4 Mortgage Loans require only the payment of interest for 10 years after the origination date. The mortgage interest rates adjust annually. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the “Gross Margin”).[1] All the Group 4 Mortgage Loans have Periodic Interest Rate Caps of 5.003% for the first adjustment date and 2.000% for every adjustment date thereafter, on weighted average basis. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5.004% over the initial mortgage interest rate, on a weighted average basis.[1]

Seasoned Mortgage Loans:

The seasoned first lien Mortgage Loans consist of 52% One-Year LIBOR and 48% One-Year CMT indexed seasoned hybrid ARMs secured by one-to-four family residential properties. Approximately 23% of the Mortgage Loans are interest only loans and require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rates will be indexed to One-Year LIBOR and One-Year CMT and will adjust to that index plus a certain number of basis points (the “Gross Margin”).(1) All the seasoned Mortgage Loans have Periodic Interest Rate Caps of 4.530% for the first adjustment date and 2.000% for every adjustment date thereafter, on a weighted average basis. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5.022% over the initial mortgage interest rate, on a weighted average basis.(2)

Expense Fee Rate:

The “Expense Fee Rate” is comprised of primary servicing fees and lender paid mortgage insurance premiums, each as applicable. The weighted average Expense Fee Rate before the reset date will be equal to approximately 0.260%, 0.273%, 0.250%, 0.250%, and 0.346% for the Group 1, Group 2, Group 3, Group 4 and the Seasoned Mortgage Loans respectively. 27.52% and 78.11% of the Mortgage Loans in Group 1 and Group 4 respectively will have their weighted average Expense Fee Rate increase by 0.125% after the first adjustment date.

Expected Subordination:	4.35% (+/- 0.50%), for the 1A1, 2A1, 3A1, and 4A1 Senior Certificates; 1.70% (+/- 0.50%) for the 5A1 Senior Certificates.

Other Certificates:

The following Classes of “Other Certificates” will be issued in the indicated approximate original principal amounts, which will provide credit support to the related Offered Certificates, but are not offered hereby:

Certificate	Approximate Certificate Balance	Coupon
1B4	$3,903,000	4.913%
1B5	$1,952,000	4.913%
1B6	$1,626,731	4.913%
2B4	$534,000	5.362%
2B5	$89,000	5.362%
2B6	$178,252	5.362%

Clean Up Call:

10% of the Cut-off Date principal balance of the Mortgage Loans for the Group 1, Group 2, Group 3 and Group 4 Mortgage Loans, and 1% of the Cut-off Date principal balance for the Seasoned Mortgage Loans.

Tax Treatment:	It is anticipated that the Offered Certificates will be treated as REMIC regular interests for tax purposes.
ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with their own legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Eligibility:	The Senior, Class 1B1 and Class 2B1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.
Minimum Denomination:	$25,000 for the Senior Certificates
Delivery:	Senior Certificates and Senior Subordinate Certificates – DTC

(1)The One-Month LIBOR will be calculated using the arithmetic mean of the London Interbank offered rate quotations for One-Month U.S. dollar-denominated deposits as published in The Wall Street Journal. The Six Month-LIBOR will be calculated using the arithmetic mean of the London Interbank offered rate quotations for Six-Month U.S. dollar-denominated deposits as published in The Wall Street Journal. The One Year-LIBOR will be calculated using the arithmetic mean of the London Interbank offered rate quotations for One-Year U.S. dollar-denominated deposits as published in The Wall Street Journal. The One-Year CMT loan index will be determined based on the average weekly yield on U.S. Treasury securities during the last full week occurring in the month which occurs one month prior to the applicable bond reset date, as published in Federal Reserve Statistical Release H. 15(519), as applicable, and annually thereafter.

(2) None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin. None  of the Mortgage Loans have a prepayment fee as of the date of origination.